UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2005

IndyMac MBS, Inc.

(as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2005, providing for the issuance of the IndyMac MBS, Inc., IndyMac INDB Mortgage Loan Trust 2005-1, Mortgage Pass-Through Certificates, Series INDB 2005-1)

              IndyMac MBS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-127556	95-4791925
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

155 North Lake Avenue, Pasadena, California 91101

(Address of principal executive offices, with zip code)

(800) 669-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired:
Not applicable.

(b)	Pro forma financial information:
Not applicable.

(c)	Exhibits

8.1 Tax Opinion of Heller Ehrman LLP

23.1 Consent of Heller Ehrman LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC MBS, INC.

By:	/s/ Isaac Carrillo
Name:	Isaac Carrillo
Title:	Vice President

Dated:	September 21, 2005

Exhibit Index

Exhibit

8.1	Tax Opinion of Heller Ehrman LLP

23.1	Consent of Heller Ehrman LLP (included in Exhibit 8.1)